Exhibit 10.1

ACCOLADE, INC.

AMENDED AND RESTATED 2007 STOCK OPTION PLAN

AS AMENDED AND RESTATED EFFECTIVE APRIL 25, 2014

ARTICLE ONE

GENERAL PROVISIONS

I.                                        PURPOSE OF THE PLAN

This Amended and Restated 2007 Stock Option Plan is intended to promote the interests of Accolade, Inc., successor-in-interest to Accolade LLC (the “Company”), by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.                                   STRUCTURE OF THE PLAN

The Plan shall be an Equity Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted Awards. Each option for Common Shares issued under the Accolade LLC 2007 Stock Option Plan (the “Existing Plan”) remains outstanding and continues to represent an option for the purchase of shares of Common Stock under the Plan on the same terms and conditions as such option was subject to under the Existing Plan including without limitation, the same number of shares, exercise price, vesting conditions, forfeiture, termination and other restrictions.

III.                              ADMINISTRATION OF THE PLAN

A.                                    The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B.                                    The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any Award thereunder.

IV.                               ELIGIBILITY

A.                                    The persons eligible to participate in the Plan are as follows:

(1)                                 Employees;

(2)                                 non-employee members of the Board or the non-employee members of the board of directors of any Subsidiary; and

(3)                                 consultants and other independent advisors who provide services to the Company (or any Subsidiary).

B.                                    The Plan Administrator shall have full authority to determine which eligible persons are to receive Awards, the time or times when such Awards are to be made, the number of shares to be covered by each such Award, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which an option is to become exercisable, the vesting schedule (if any) applicable to the Awards and the maximum term for which an option is to remain outstanding.

C.                                    The Plan Administrator shall have the absolute discretion to grant Awards in accordance with the Equity Grant Program.

V.                                    STOCK SUBJECT TO THE PLAN

A.                                    The shares issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 65,584,959 shares.

B.                                    Shares of Common Stock subject to Awards shall be available for subsequent issuance under the Plan to the extent that (i) in the case of options, the options expire or terminate for any reason prior to exercise in full, (ii) in the case of Restricted Stock, the Restricted Stock is cancelled or forfeited for any reason, or (iii) the Awards are cancelled in accordance with the cancellation-regrant provisions of Article Two. Shares issued under the Plan and subsequently repurchased by the Company pursuant to the Company’s repurchase rights under the Plan shall also be available for reissuance through one or more subsequent Award grants under the Plan.

C.                                    Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share (as applicable) in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of preferred stock of the Company into shares of Common Stock.

ARTICLE TWO

EQUITY GRANT PROGRAM

I.                                        OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.                                    Exercise Price.

(1)                                 The exercise price per share shall be fixed by the Plan Administrator and may be equal to, less than or greater than the Fair Market Value per share of Common Stock on the option grant date.

(2)                                 The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Three and the documents evidencing the option, be payable in cash or check made payable to the Company. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

a)                                     in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

b)                                     to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable written instructions (i) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price of the purchased shares must be made on the Exercise Date.

B.                                    Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date. If no vesting schedule is specified by the Plan Administrator, (i) the Participant shall vest in twenty-five percent (25%) of the shares of Common Stock issuable upon exercise of an option upon completion of one (1) year of continuous Service from the vesting commencement date specified by the Plan Administrator and (ii) the Participant shall vest in the balance of such shares in a series of equal installments of 1/48 of the shares subject to the initial grant on a monthly basis upon the Participant’s completion of each successive month of Service within the thirty-six (36) month period beginning on the first anniversary of the initial vesting commencement date.

C.                                    Effect of Termination of Service.

(1)                                 The following provisions shall govern the exercise of any options held by the Participant at the time of cessation of Service:

a)                                     Any option outstanding at the time of the Participant’s cessation of Service for any reason shall remain exercisable for a period of forty-five (45) days thereafter, except as otherwise determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

b)                                     During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Participant’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Participant’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

c)                                      The effect which death, Disability, Involuntary Termination or other event designated by the Plan Administrator is to have on the vesting schedule shall be determined by the Plan Administrator and incorporated into the Stock Option Agreement and shall supersede any provisions to the contrary in this section.

d)                                     In the event of an Involuntary Termination following a Company Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Participant’s cessation of Service and shall supersede any provisions to the contrary in this section.

(2)                                 The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

a)                                     extend the period of time for which the option is to remain exercisable following Participant’s cessation of Service from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

b)                                     permit the option to be exercised, during the applicable post- Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Participant’s cessation of Service but also with respect to one or more additional installments in which the Participant would have vested under the option had the Participant continued in Service.

D.                                    Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares and, unless otherwise specified by the Plan Administrator, until such shares shall have vested.

E.                                     Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for vested or unvested shares of Common Stock. Should the Participant cease Service while holding such shares, the Company shall have the right to repurchase in the case of vested shares at Fair Market Value and in the case of unvested shares at the exercise price paid per share or, if less, Fair Market Value. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.                                      Shareholder Agreements. Each Participant shall, upon and as a condition to the receipt of any shares of Common Stock issued upon the exercise of any options granted under the Plan, become a party to an Investor Rights Agreement, Right of First Refusal and Co-Sale Agreement and Registration Rights Agreement dated as of June 14, 2010 between the Company and holders of capital stock in the Company party thereto, as amended and/or restated from time to time, and agree to be bound by all terms and conditions set forth therein.

G.                                    Limited Transferability of Shares. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Board shall have the right to consent in its absolute discretion to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Plan.

H.                                   Limited Transferability of Options. During the lifetime of the Participant, the option shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant’s death.

I.                                        Withholding. The Company’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

II.                                   INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A.                                    Eligibility. Incentive Options may only be granted to Employees.

B.                                    Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C.                                    Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or any Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D.                                    10% Shareholders. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date and the option term shall not exceed five (5) years measured from the option grant date.

III.                              RESTRICTED STOCK

The terms specified below shall be applicable to all Restricted Stock. Except as modified by the provisions of this Section III, all the provisions of the Plan shall be applicable to Restricted Stock

A.                                    Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Board will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards.

B.                                    Awards and Certificates. Restricted Stock issue shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each document shall comply with the terms specified below. The purchase price for Restricted Stock may, but need not, be zero.

Any share certificate issued in connection with an Award of Restricted Stock will be registered in the name of the Participant receiving the Award, and will bear any legend required by the document evidencing the Award or any shareholder, voting or similar agreement entered into by the stockholders of the Company.

Share certificates evidencing Restricted Stock will be held in custody by the Company or in escrow by an escrow agent until the restrictions have lapsed. As a condition to any Restricted Stock award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

C.                                    Restrictions and Conditions. Restricted Stock will be subject to the following restrictions and conditions, and any other restrictions and conditions set forth in the applicable document evidencing the Award.

(1)                                 During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Board (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Board may condition the lapse of restrictions on Restricted Stock upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Board may determine, in its sole and absolute discretion.

(2)                                 Except as provided in this Paragraph (2) or the applicable document evidencing the award, the Participant will have, with respect to the Restricted Stock, all of the rights of a holder of the Company’s Common Stock, including the right to receive any cash distributions or dividends. The Board, in its sole discretion, may require cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Board so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section V(A) of Article One. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(3)                                 Subject to the applicable provisions of the document evidencing the Award, if a Participant’s service with the Company terminates prior to the expiration of the Restriction Period, all of that Participant’s Restricted Stock which then remain subject to forfeiture will then be forfeited automatically.

(4)                                 If any when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period (or if and when the restrictions applicable to Restricted Stock are removed pursuant to a Company Transaction or otherwise), any certificates for such Shares will be replaced with new certificates, without the restrictive legend applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant’s representative (if the Participant has suffered a Disability), or the Participant’s estate or heir (if the Participant has died).

D.                                    Repurchase Rights. Should the Participant cease Service while holding shares of Restricted Stock, the Company shall have the right to repurchase the Common Stock, in the case of vested shares, at Fair Market Value and, in the case of unvested shares, the lesser of the original purchase price paid per share or Fair Market Value. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

E.                                     Shareholder Agreements. Each Participant shall, upon and as a condition to the receipt of any shares of Common Stock issued pursuant to any Award granted under the Plan, become a party to an Investor Rights Agreement, Right of First Refusal and Co-Sale Agreement and Registration Rights Agreement dated as of June 14, 2010 between the Company and holders of capital stock in the Company party thereto, as amended and/or restated from time to time, and agree to be bound by all terms and conditions set forth therein.

F.                                      Limited Transferability of Shares. Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Board shall have the right to consent in its absolute discretion to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Plan.

G.                                    Withholding. The Company’s obligation to deliver shares of Common Stock upon the exercise of any Award granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

IV.                               COMPANY TRANSACTION

A.                                    In the event of any Company Transaction, each outstanding Award shall be (i) assumed by the successor entity (or parent thereof), (ii) in the case of an option, replaced with a comparable option to purchase shares of the successor entity (or parent thereof) or with a cash incentive program of the successor entity which preserves the spread existing on the unvested option shares at the time of the Company Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) in the case of Restricted Stock, cancelled in exchange for restricted stock with respect to the capital stock of the successor entity (or parent thereof). The determination of option comparability under clause (ii) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive. However, to the extent the successor entity (or parent thereof) does not effect such assumption or replacement, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Company Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

B.                                    All outstanding repurchase rights shall also be assigned to the successor entity (or parent thereof) in the event of any Company Transaction. However, to the extent the successor entity (or parent thereof) does not accept such assignment, the outstanding repurchase rights shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, upon the consummation of the Company Transaction, except to the extent such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C.                                    Unless otherwise provided by the Plan Administrator, immediately following the consummation of the Company Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor entity (or parent thereof).

D.                                    Each option which is assumed in connection with a Company Transaction shall be appropriately adjusted, immediately after such Company Transaction, to apply to the number and class of securities which would have been issuable to the Participant in consummation of such Company Transaction, had the option been exercised immediately prior to such Company Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Company Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

E.                                     The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while an option remains outstanding, to provide for the automatic acceleration, in whole or in part, of one or more outstanding options (and the automatic termination, in whole or in part, of one or more outstanding repurchase rights, with the immediate vesting of the shares of Common Stock subject to those terminated rights) upon the occurrence of a Company Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Company Transaction. In the case of Restricted Stock, the Plan Administrator shall have the discretion to cause any or all outstanding Restricted Stock to become non-forfeitable, in whole or in part, upon the occurrence of a Company Transaction, whether or not the Restricted Stock is to be assumed or exchanged in the Company Transaction.

F.                                      The Plan Administrator shall also have full power and authority to grant options under the Plan which will automatically accelerate in whole or in part should the Participant’s Service subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Company Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully- vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the ninety (90) day period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Company’s outstanding repurchase rights with respect to shares held by the Participant at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest. In the case of Restricted Stock, the Plan Administrator shall also have full power and authority to grant Restricted Stock under the Plan which will automatically become non-forfeitable in whole or in part should the Participant’s Service subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Company Transaction in which Restricted Stock is not assumed or exchanged and does not otherwise become non-forfeitable.

G.                                    The portion of any Incentive Option accelerated in connection with a Company Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non- Statutory Option under the Federal tax laws.

H.                                   The grant of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

V.                                    CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

ARTICLE THREE

MISCELLANEOUS

I.                                        FINANCING

The Plan Administrator may permit any Participant to pay the option exercise price for shares issued to such person under the Plan by delivering a promissory note that constitutes valid consideration under the applicable state law payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Participant may not exceed the sum of (i) the aggregate option exercise price payable for the purchased shares (less the par value of such shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Participant in connection with the option exercise.

II.                                   EFFECTIVE DATE AND TERM OF PLAN

A.                                    The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B.                                    The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued or (iii) the termination of all outstanding Awards in connection with a Company Transaction. Upon such Plan termination, all options and unvested share issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

III.                              AMENDMENT OF THE PLAN

A.                                    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Participant consents to such amendment or modification.

B.                                    Options to purchase shares of Common Stock may be granted under the Plan and shares of Common Stock may be issued under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained with twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding, (ii) any outstanding Restricted Stock granted on the basis of such excess shares shall be forfeited, and (iii) the Company shall promptly refund to the Participants the exercise price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short-Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.                               USE OF PROCEEDS

Any cash proceeds received by the Company from the sale of Common Stock under the Plan shall be used for general corporate purposes.

V.                                    WITHHOLDING

The Company’s obligation to deliver shares of Common Stock pursuant to any Award or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

VI.                               REGULATORY APPROVALS

The implementation of the Plan, the granting of any Awards under the Plan and the issuance of any shares of Common Stock pursuant to any Award shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards granted under it and the shares of Common Stock issued pursuant to it.

VII.                          NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A.                                    Award shall mean a grant of options to purchase Common Stock or the issuance of Restricted Stock pursuant to the provisions of this Plan.

B.                                    Board shall mean the Company’s Board of Directors.

C.                                    Code shall mean the Internal Revenue Code of 1986, as amended.

D.                                    Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

E.                                     Common Stock shall mean shares of the Company’s common stock, par value $0.0001 per share.

F.                                      Company Transaction shall mean any of the following transactions:

(1)                                 Any “person,” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than Accretive II, L.P., any of its affiliates, the Company or any Subsidiary, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any Subsidiary), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the 1934 Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of either (a) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board or (b) the then outstanding shares of Common Stock on an as converted basis; or

(2)                                 The stockholders of the Company shall approve (a) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the voting shares of the Company or the acquirer issuing cash or securities in the consolidation or merger (or of its ultimate parent company, if any), (b) any sale, lease, exclusive license, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (c) any plan or proposal for the liquidation or dissolution of the Company.

G.                                    Company shall mean Accolade, Inc., a Delaware corporation.

H.                                   Disability shall mean that if, as a result of the Participant’s incapacity due to physical or mental illness, the Participant shall have been absent from his duties with the Company on a full-time basis for three (3) consecutive months or an aggregate of 120 days in any twenty-four month period, and within thirty (30) days after written notice of termination is given, the Participant shall not have returned to the full-time performance of the Participant’s duties.

I.                                        Employee shall mean an individual who is in the employ of the Company (or any Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

J.                                        Equity Grant Program shall mean the equity grant program in effect under the Plan.

K.                                    Exercise Date shall mean the date on which the Company shall have received written notice of the option exercise.

L.                                     Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(1)                                 If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date on question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(2)                                 If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(3)                                 If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M.                                 Good Reason shall mean that an individual has complied with the “Good Reason Process” (hereinafter defined) following the occurrence of any of the following events: (a) a substantial diminution or other substantive adverse change, not consented to by such individual, in the nature or scope of such individual’s responsibilities, authorities, powers, functions or duties; (b) such individual is removed from his or her position other than for Misconduct; (c) an involuntary reduction in the base salary of such individual except for across-the-board reductions similarly affecting all or substantially all of the Company’s (or any Subsidiary’s) employees; or (d) a breach by the Company of any of its other material obligations under any employment agreement to which such individual is a party and the failure of the Company to cure such breach within thirty (30) days after written notice thereof by such individual; or (e) the involuntary relocation of the Company’s offices at which the individual is principally employed or the involuntary relocation of the offices of individual’s primary workgroup to a location more than fifty (50) miles from such offices, or the requirement by the Company that individual be based anywhere other than the Company’s offices at such location on an extended basis, except for required travel on the Company’s business to an extent substantially consistent with the individual’s travel obligations. “Good Reason Process” shall mean that (i) such individual reasonably determines in good faith that a “Good Reason” event has occurred; (ii) such individual notifies the Company in writing of the occurrence of the Good Reason event; (iii) such individual cooperates in good faith with the Company’s efforts, for a period not less than ninety (90) days following such notice, to modify such individual’s employment situation in a manner acceptable to such individual and the Company; and (iv) notwithstanding such efforts, one or more of the Good Reason events continues to exist and has not been modified in a manner reasonably acceptable to such individual. If the Company cures the Good Reason event in a manner reasonably acceptable to such individual during the ninety (90) day period, Good Reason shall be deemed not to have occurred.

N.                                    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

O.                                    Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(1)                                 Such individual’s involuntary dismissal or discharge by the Company (or any Subsidiary) for reasons other than Misconduct, or

(2)                                 Such individual’s voluntary resignation for Good Reason.

P.                                      Misconduct shall mean each of the following actions, failures and events by or affecting the Participant (as determined in the reasonable opinion of the Board): (1) breach of confidentiality, nonsolicitation or noncompetition obligations by the Participant or Participant or other material breach by the Participant of any material provision of any employment agreement to which the Participant is a party or the formed policies of the Company (or any Subsidiary) applicable to the Participant which has not been cured by the Participant within thirty (30) days after receipt by the Participant of written notice from the Company of such breach; (2) gross negligence or willful misconduct of the Participant in connection with the performance of his or her duties, or the Participant’s willful refusal to perform any of her material duties or responsibilities which has not been cured by Participant within thirty (30) days after receipt by Participant of written notice from the Company of such conduct and/or refusal; (3) the Participant’s misappropriation for personal use of assets or business opportunities of the Company (or any Subsidiary); (4) the Participant’s embezzlement of the Company’s (or any Subsidiary’s) funds or property, or fraud on the part of the Participant or Participant; (5) the Participant’s conviction of, or plea of no contest to, a felony or any other crime which in the Board’s sole opinion renders the Participant unfit to serve the Company (or any Subsidiary) as contemplated herein; or (6) a knowing misrepresentation of a material fact made by the Participant to the Board, with the intention of misleading the Board.

Q.                                    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R.                                    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S.                                      Participant shall mean any person to whom an Award is granted under the Plan.

T.                                     Plan shall mean the Company’s Amended and Restated Equity Incentive Plan, as set forth in this document.

U.                                    Plan Administrator shall mean either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan.

V.                                    Restricted Stock shall mean shares of Common Stock that are subject to restrictions pursuant to Section III of Article Two.

W.                                 Service shall mean the provision of services to the Company (or any Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

X.                                    Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

Y.                                    Subsidiary shall mean any entity (other than the Company) in an unbroken chain or entities beginning with the Company, provided each entity (other than the last entity) in the unbroken chain owns, at the time of the determination, securities possessing fifty percent (50%) or more of the total combined voting power of all classes of equity securities in one of the other entities in such chain.

Z.                                     10% Shareholders shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Subsidiary).

ACCOLADE, INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of Common Stock of Accolade, Inc. (the “Company”):

Optionee:	Optionee Name

Grant Date:	Month XX, 20XX

Vesting Commencement Date:	Month XX, 20XX

Exercise Price:	$X.XX per Option Share

Number of Option Shares:	X,XXX

Expiration Date:	The 10th Anniversary of the Grant Date

Type of Option:	☒ Incentive Stock Option

☐ Non-Statutory Stock Option

Date Exercisable:	Month XX, 20XX

Vesting Schedule:                Twenty-five percent (25%) of the shares subject to the Option shall vest on the first anniversary of the date of grant, and the remainder of the shares subject to the Option shall vest in equal installments of 1/48 of the shares subject to the initial Option grant on a monthly basis thereafter over the next three years.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Accolade, Inc. Amended and Restated 2007 Stock Option Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit B. Both the Company and Optionee agree and acknowledge that the Option Shares are granted solely in consideration for future services to be provided by Optionee subsequent to the date hereof.

Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE COMPANY AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

Dated: Month XX, 20XX	ACCOLADE, INC.

By:
		Name:	Rajeev Singh
		Title:	Chief Executive Officer

OPTIONEE
Optionee Name

Address:

ACCOLADE, INC.

STOCK OPTION AGREEMENT

RECITALS

A.                                    The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Subsidiary and consultants and other independent advisors who provide services to the Company (or any Subsidiary).

B.                                    Optionee is to render valuable services to the Company (or a Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s grant of an option to Optionee.

C.                                    All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

AGREEMENT

NOW, THEREFORE, it is hereby agreed as follows:

1.                                      Grant of Option. The Company hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2.                                      Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 17.

3.                                      Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.

4.                                      Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 17.

5.                                      Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a)                                 Should Optionee cease to remain in Service for any reason (other than death or Disability) while this option is outstanding, then Optionee shall have a period of forty-

five (45) days (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(b)                                 Should Optionee die while this option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or in accordance with the laws of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (i) the expiration of the one hundred eighty (180) day period measured from the date of Optionee’s death or (ii) the Expiration Date.

(c)                                  Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee shall have a period of one hundred eighty (180) days (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

(d)                                 During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee’s cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Optionee is not vested in the Option Shares at the time of Optionee’s cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

(e)                                  In the event of a Company Transaction, the provisions of Paragraph 6 shall govern the period for which this option is to remain exercisable following Optionee’s cessation of Service and shall supersede any provisions to the contrary in this paragraph.

6.                                      Company Transaction.

(a)                                 In the event of any Company Transaction, this option shall be (i) assumed by the successor entity (or parent thereof) or (ii) replaced with a comparable option to purchase shares of the successor entity (or parent thereof) or with a cash incentive program of the successor entity which preserves the spread existing on the unvested option shares at the time of the Company Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option. However, to the extent the successor entity (or parent thereof) does not effect such assumption or replacement, this option shall automatically accelerate, and the Company’s repurchase rights with respect to the Option Shares shall terminate, so that each such option shall, immediately prior to the effective date of the Company Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

(b)                                 All outstanding repurchase rights shall also be assigned to the successor entity (or parent thereof) in the event of any Company Transaction. However, to the extent the successor entity (or parent thereof) does not accept such assignment, the outstanding repurchase rights shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, upon the consummation of the Company Transaction,

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except to the extent such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

(c)                                  Immediately following the consummation of the Company Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor entity (or parent thereof).

(d)                                 If this option is assumed in connection with a Company Transaction, then this option shall be appropriately adjusted, immediately after such Company Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Company Transaction had the option been exercised immediately prior to such Company Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

(e)                                  This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7.                                      Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8.                                      Shareholder Rights. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares and until such Option Shares have vested.

9.                                      Manner of Exercising Option.

(a)                                 In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(i)                                     Execute and deliver to the Company a Purchase Agreement for the Option Shares for which the option is exercised.

(ii)                                  Pay the aggregate Exercise Price for the Option Shares in cash or check made payable to the Company.

(b)                                 Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

(i)                                     in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary

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to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

(ii)                                  to the extent the option is exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (a) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

(c)                                  Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Company in connection with the option exercise and the Optionee must:

(i)                                     Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

(ii)                                  execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of Federal and state securities laws.

(iii)                               make appropriate arrangements with the Company (or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

(d)                                 As soon as practical after the Exercise Date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(e)                                  In no event may this option be exercised for any fractional shares.

10.                               REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE COMPANY AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

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11.                               Compliance with Laws and Regulations.

(a)                                 The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b)                                 The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

12.                               Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

13.                               Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

14.                               Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a promissory note that constitutes valid consideration under applicable state law. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

15.                               Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

16.                               Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

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17.                               Shareholder Approval.

(a)                                 The grant of this option is subject to approval of the Plan by the Company’s shareholders within twelve (12) months after the adoption of the Plan by the Board. Notwithstanding any provision of this Agreement to the contrary, this option may not be exercised in whole or in part until such shareholder approval is obtained. In the event that such shareholder approval is not obtained, then this option shall terminate in its entirety and Optionee shall have no further rights to acquire any Option Shares hereunder.

(b)                                 If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

18.                               Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a)                                 This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Disability.

(b)                                 This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Company Transaction in which this option is not to be assumed, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

(c)                                  Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

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APPENDIX

The following definitions shall be effect under the Agreement:

A.                                    Agreement shall mean this Option Agreement.

B.                                    Board shall mean the Company’s Board of Directors.

C.                                    Code shall mean the Internal Revenue Code of 1986, as amended.

D.                                    Common Stock shall mean shares of the Company’s common stock, par value $0.0001 per share.

E.                                     Company Transaction shall mean any of the following transactions:

1.                                      Any “person,” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than Accretive II, L.P., any of its affiliates, the Company or any Subsidiary, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any Subsidiary), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the 1934 Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of either (a) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board or (b) the then outstanding shares of Common Stock on an as converted basis; or

2.                                      The stockholders of the Company shall approve (a) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the voting shares of the Company or the acquirer issuing cash or securities in the consolidation or merger (or of its ultimate parent company, if any), (b) any sale, lease, exclusive license, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (c) any plan or proposal for the liquidation or dissolution of the Company.

F.                                      Company shall mean Accolade, Inc., a Delaware corporation.

G.                                    Disability shall mean that if, as a result of the Optionee’s incapacity due to physical or mental illness, Optionee shall have been absent from his duties with the Company on a full-time basis for three (3) consecutive months or an aggregate of 120 days in any twenty-four month period, and within thirty (30) days after written notice of termination is given, Optionee shall not have returned to the full-time performance of Optionee’s duties.

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H.                                   Employee shall mean an individual who is in the employ of the Company (or any Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I.                                        Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

J.                                        Exercise Price shall mean the exercise price per share as specified in the Grant Notice.

K.                                    Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

L.                                     Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

1.                                      If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

2.                                      If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

3.                                      If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

M.                                 Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

N.                                    Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

O.                                    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

P.                                      1934 Act shall mean the Securities Exchange Act of 1934, as amended.

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Q.                                    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

R.                                    Option Shares shall mean the number of shares of Common Stock subject to the option.

S.                                      Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

T.                                     Plan shall mean the Company’s Amended and Restated 2007 Stock Option Plan.

U.                                    Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for the administration of the Plan.

V.                                    Purchase Agreement shall mean the stock purchase agreement in substantially the form of Exhibit B to the Grant Notice.

W.                                 Service shall mean the Optionee’s performance of services for the Company (or any Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.

X.                                    Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

Y.                                    Subsidiary shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company, provided each entity (other than the last entity) in the unbroken chain owns, at the time of the determination, securities possessing fifty percent (50%) or more of the total combined voting power of all classes of equity securities in one of the other entities in such chain.

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Exhibit B

ACCOLADE, INC.

STOCK PURCHASE AGREEMENT

(FULLY VESTED OPTION EXERCISES)

This STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of this          day of                      , 20     by and among Accolade, Inc., a Delaware corporation, and                            , an individual (“Optionee”).

All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

A.                                    EXERCISE OF OPTION

1.                                      Exercise. Optionee hereby purchases                         shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted Optionee on the            day of                   ,              (the “Grant Date”) to purchase up to shares of Common Stock under the Plan (the “Purchased Shares”) at the exercise price of $          per share (the “Exercise Price”).

2.                                      Payment. Concurrently with the delivery of this Agreement to the Company, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

3.                                      Shareholder Rights. Until such time as the Company exercises the Repurchase Right, Optionee (or any successor in interest) shall have all the rights of a shareholder (including dividend, liquidation and voting rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

B.                                    SECURITIES LAW COMPLIANCE

1.                                      Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for securities issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

2.                                      Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(a)                                 Optionee shall have provided the Company with a written summary of the terms and conditions of the proposed disposition.

(b)                                 Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(c)                                  Optionee shall have complied with all requirements of the Right of First Refusal and Co-Sale Agreement dated as of June 14, 2010, as amended and/or restated from time to time applicable to the disposition of the Purchased Shares.

(d)                                 Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Company shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3.                                      Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with the following restrictive legends:

(a)                                 “The securities represented by this Certificate have not been registered under the Securities Act of 1933 or any other securities laws. These securities may not be sold, retransferred or otherwise disposed of in the absence of (1) an effective registration statement covering such securities under the Securities Act of 1933 and any other applicable securities laws, or (2) an opinion of counsel reasonably satisfactory to the Company that registration is not required.”

(b)                                 “The voting and sale, transfer, hypothecation, negotiation, pledge, assignment, encumbrance, or other disposition of this share certificate and the shares of Common Stock of the Company represented hereby are restricted by and are subject to all of the terms, conditions and provisions of a Stock Purchase Agreement. The shares of Common Stock of the Company represented by this Certificate are also subject to repurchase obligations under such Agreement. A copy of such Agreement may be obtained by appropriate parties upon written request to the Secretary of the Company.”

C.                                    TRANSFER RESTRICTIONS

1.                                      Restriction on Transfer. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares without the consent of the Board (which may be granted or withheld in its absolute discretion).

2.                                      Transferee Obligations. Each person (other than the Company) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right, and (ii) the transfer restrictions contained in this Article C

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(including the Market Stand-Off), to the same extent such shares would be so subject if retained by Optionee.

3.                                      Approved Sale. If at any time after the date of this Agreement the Board approves a Company Transaction (an “Approved Sale”), Owner will consent to and agrees to raise no objections against, such Approved Sale. If the Approved Sale is structured as a (i) merger or consolidation, Owner will waive any dissenter’s rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) a sale of stock (including by recapitalization, consolidation, reorganization, combination or otherwise), Owner will agree to sell all of the Purchased Shares and all other securities of the Company held by him on the terms and conditions approved by the Board. Owner will take all necessary or desirable actions (including the exercise of options and warrants) and execute and deliver all documents in connection with consummation of the Approved Sale as requested by the Board. The proceeds of any Approved Sale will be distributed in accordance with the applicable provisions of the Company’s Certificate of Incorporation. Owner will join in any indemnification or other obligations undertaken by the sellers of the Owner’s outstanding capital stock in connection with any Approved Sale; provided, that Owner shall not be liable or obligated for any amount in excess of the net proceeds received by Owner in connection with the Approved Sale. In connection with any Approved Sale, Owner hereby appoints the Secretary of the Company as its true and lawful proxy and attorney in fact, with full power of substitution, to transfer Owner’s Purchased Shares and other securities pursuant to the terms of such Approved Sale and to execute any purchase agreement or other documentation required in connection therewith. The powers granted herein shall be deemed to be coupled with an interest, shall be irrevocable and shall survive the death or incompetency of Owner.

4.                                      Market Stand-Off.

(a)                                 In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company’s initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days.

(b)                                 Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Company are also subject to similar restrictions.

(c)                                  Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

(d)                                 In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

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D.                                    REPURCHASE RIGHT

1.                                      Grant. The Company is hereby granted the right (the “Repurchase Right”), exercisable at any time during the three hundred sixty-five (365) day period following the date Optionee ceases for any reason to remain in Service, to repurchase at the Fair Market Value all or any portion of the Purchased Shares.

2.                                      Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Purchased Shares prior to the expiration of the three hundred sixty five (365) day exercise period. The notice shall indicate the number of Purchased Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Purchased Shares to be repurchased shall be delivered to the Company prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such certificates, the Company shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Fair Market Value of any Purchased Shares which are to be repurchased from Owner.

3.                                      Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Purchased Shares for which it is not timely exercised under Article D.2. All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to the transfer restrictions contained in Article C (including the Market Stand-Off).

4.                                      Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the “Prior Purchase Agreements”) which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

5.                                      Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to any Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Company’s capital structure; provided, however, that the aggregate purchase price shall remain the same.

6.                                      Company Transaction.

(a)                                 The Repurchase Right shall be assigned to the successor entity in any Company Transaction. However, to the extent the successor entity does not accept such assignment, the Repurchase Right shall lapse immediately prior to the consummation of the Company Transaction.

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(b)                                 To the extent the Repurchase Right remains in effect following a Company Transaction, such right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Company Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Company Transaction upon the Company’s capital structure; provided, however, that the aggregate purchase price shall remain the same.

E.                                     TAX DISCLAIMER

1.                                      The acquisition of the Purchased Shares may result in adverse tax consequences. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO OBTAIN SUCH TAX ADVICE AND COMPANY WILL NOT BE LIABLE FOR ANY TAX THAT MAY BE OWED BY OPTIONEE RESULTING FROM ACQUISITION OF THE PURCHASED SHARES GENERAL PROVISIONS.

F.                                      GENERAL PROVISIONS

1.                                      Assignment.

(a)                                 The Company may assign the Repurchase Right to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Company.

(b)                                 If the assignee of the Repurchase Right is other than (i) a wholly owned subsidiary of the Company or (ii) the parent company owning one hundred percent (100%) of the Company’s outstanding capital stock, then such assignee must make a cash payment to the Company, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the Fair Market Value of the Purchased Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Purchased Shares.

2.                                      No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

3.                                      Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address at such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

4.                                      No Waiver. The failure of the Company in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Optionee or Optionee’s spouse. No waiver of any breach or condition of this Agreement shall be

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deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5.                                      Cancellation of Shares. If the Company shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

6.                                      Escrow. In order to enable the Company to exercise the Repurchase Right, certificates for the Purchased Shares (together with an appropriate assignment in blank) shall be deposited and held in escrow with the Company and released within 30 days after termination of the Repurchase Right or surrendered upon exercise thereof by the Company.

G.                                    MISCELLANEOUS PROVISIONS

1.                                      Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

2.                                      Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

3.                                      Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without resort to that State’s conflict- of-laws rules.

4.                                      Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5.                                      Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns an upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

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SIGNATURES

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

ACCOLADE, INC.

By:
Name:
Title:

OPTIONEE

By:
Name:
Title:

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STOCK PURCHASE AGREEMENT

APPENDIX

The following definitions shall be effect under the Agreement:

A.                                    Agreement shall mean this Stock Purchase Agreement.

B.                                    Board shall mean the Company’s Board of Directors.

C.                                    Code shall mean the Internal Revenue Code of 1986, as amended.

D.                                    Common Stock shall mean shares of the Company’s common stock, par value $0.0001 per share.

E.                                     Company Transaction shall mean and include any of the following transactions:

(a)                                 a transaction or series of related transactions involving the Company, or its securities, whether by merger, consolidation, purchase of shares of capital stock or other reorganization or combination or otherwise, in which the beneficial holders of the Company’s outstanding shares of capital stock immediately prior to such transaction cease to own, immediately after such transaction (in substantially the same proportions to one another as immediately prior to such transaction), securities representing at least fifty percent (50%) of the voting power of the entity surviving such transaction, or its ultimate parent entity, if any, in the same classes, series and amounts (excluding the issuances of shares of capital stock by the Company to third-party investors in bona fide financing transactions) or (b) the closing of any of the following transactions: (i) any sale, lease, exclusive license, exchange or other transfer (in one (1) transaction or a series of related transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (iii) any plan or proposal for the liquidation or dissolution of the Company.

F.                                      Company shall mean Accolade, Inc., a Delaware corporation.

G.                                    Disability shall mean that if, as a result of Optionee’s incapacity due to physical or mental illness, Optionee shall have been absent from his duties with the Company on a full-time basis for three (3) consecutive months or an aggregate of 120 days in any twenty-four month period, and within thirty (30) days after written notice of termination is given, Optionee shall not have returned to the full-time performance of Optionee’s duties.

H.                                   Exercise Price shall have the meaning assigned to such term in Article A.1.

I.                                        Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

1.                                      If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock

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on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

2.                                      If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

3.                                      If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

J.                                        Grant Date shall have the meaning assigned to such term in Article A. 1.

K.                                    Grant Notice shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

L.                                     Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

M.                                 Market Stand-Off shall mean the market stand-off restriction specified in Article C.3.

N.                                    1933 Act shall mean the Securities Act of 1933, as amended.

O.                                    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

P.                                      Option shall have the meaning assigned to such term in Article A. 1.

Q.                                    Option Agreement shall mean all agreements and other documents evidencing the Option.

R.                                    Optionee shall mean the person to whom the Option is granted under the Plan.

S.                                      Owner shall mean Optionee and all subsequent holders of the Purchased Shares who derive their claim of ownership through a Permitted Transfer from Optionee.

T.                                     Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if (A) Optionee obtains the Company’s prior written consent to such transfer, (B) prior to the completion of the transfer the transferee shall have executed documents assuming the obligations of the Optionee under this Agreement with respect to the transferred securities and (C) prior to the completion of the transfer the transferee shall have executed an irrevocable proxy appointing the transferring Optionee as the transferee’s proxy and giving the transferring Optionee full power of substitution to vote all of the shares transferred pursuant to a gratuitous transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee’s will or the laws of intestate succession following Optionee’s death or (iii) a transfer to the Company in

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pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

U.                                    Plan shall mean the Company’s Amended and Restated 2007 Stock Option Plan.

V.                                    Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for administration of the Plan.

W.                                 Prior Purchase Agreement shall have the meaning assigned to such term in Article IV.4.

X.                                    Purchased Shares shall have the meaning assigned to such term in Article A. 1.

Y.                                    Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock as a class without the Company’s receipt of consideration.

Z.                                     Reorganization shall mean any of the following transactions:

1.                                      a merger or consolidation in which the Company is not the surviving entity,

2.                                      a sale, transfer or other disposition of all or substantially all of the Company’s assets,

3.                                      a reverse merger in which the Company is the surviving entity but in which the Company’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

4.                                      any transaction effected primarily to change the state in which the Company is incorporated or to create a holding company structure.

AA.                           Repurchase Right shall mean the right granted to the Company in accordance with Article D.

BB.                           SEC shall mean the Securities and Exchange Commission.

CC.                           Service shall mean the provision of services to the Company (or any Subsidiary) by a person in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant or independent advisor.

DD.                           Subsidiary shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company, provided each entity (other than the last entity) in the unbroken chain owns, at the time of the determination, securities possessing fifty percent (50%) or more of the total combined voting power of all classes of equity securities in one of the other entities in such chain.

EE.                             Vesting Schedule shall mean the vesting schedule specified in the Plan or in the Grant Notice.

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